UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2013

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) On August 13, 2013, the Board of Directors of First Community Bancshares, Inc. (the “Company”) and John M. Mendez, President, Chief Executive Officer, and Director of the Company announced that Mr. Mendez will no longer serve as President, Chief Executive Officer, or Director of the Company and its subsidiaries effective August 31, 2013. Mr. Mendez is assisting the Company with this transition. These changes with Mr. Mendez’s positions with the Company did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On August 13, 2013, the Board of Directors of the Company appointed William P. Stafford, II, Chairman of the Board of Directors of the Company, to serve as interim Chief Executive Officer effective August 31, 2013. Mr. Stafford, age 49, has served as Chairman of the Board of the Company since 2010, and has been a director since 1994. Mr. Stafford has been an attorney with the firm of Brewster, Morhous, Cameron, Caruth, Moore, Kersey & Stafford, PLLC, located in Bluefield, West Virginia, since 1990. There are no arrangements or understandings between Mr. Stafford and any other person or persons pursuant to which Mr. Stafford was appointed as interim Chief Executive Officer. Mr. Stafford is the son of William P. Stafford, Vice Chairman of the Company.

On August 13, 2013, the Board of Directors of the Company appointed Gary R. Mills, Senior Vice President and Chief Credit Officer of First Community Bank (the “Bank”), to succeed Mr. Mendez as Chief Executive Officer of the Bank and as President of the Company effective August 31, 2013. Mr. Mills, age 45, joined the Bank in 1998 as City Executive of Princeton, West Virginia, and has served as its Chief Credit Officer since 2006. There are no arrangements or understandings between Mr. Mills and any other person or persons pursuant to which Mr. Mills was appointed as President of the Company and Chief Executive Officer of the Bank, and there is no family relationship between Mr. Mills and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

As previously disclosed, Mr. Mills entered into an employment agreement with the Company in 2008 pursuant to which he currently receives $190,000 of base salary. Mr. Mills received $32,300 of bonus compensation for 2012 and $36,706 of restricted stock awards in 2013. Mr. Mills also participates in the Company’s Supplemental Executive Retirement Plan. Except for the foregoing agreements and the compensation resulting therefrom, there are no transactions between the Company and Mr. Mills that are reportable pursuant to Item 404(a) of Regulation S-K. The Company did not enter into or materially amend any material plan, contract or arrangement with Mr. Mills in connection with his appointment as Chief Executive Officer. Mr. Mills’ employment agreement is filed as exhibit 10.3 to the Form 8-K filed on July 6, 2009.

On August 13, 2013, the Board of Directors of the Company appointed Martyn A. Pell, Executive Vice President - Administration of the Bank, as President of the Bank effective August 31, 2013. Mr. Pell, age 37, joined the Bank in 1993 as a management trainee, and has served in numerous roles, including his present role as an Executive Vice President since 2011. There are no arrangements or understandings between Mr. Pell and any other person or persons pursuant to which Mr. Pell was appointed as President of the Bank, and there is no family relationship between Mr. Pell and any other director or executive officer of the Company or any person nominated or chosen by the Company to become an executive officer of the Bank.

As previously disclosed, Mr. Pell entered into an employment agreement with the Company in 2008 pursuant to which he currently receives $170,000 of base salary. Mr. Pell received $33,000 of bonus compensation for 2012 and $32,847 of restricted stock awards for 2013. Except for the foregoing employment agreement and the compensation resulting therefrom, there are no transactions between the Company and Mr. Pell that are reportable pursuant to Item 404(a) of Regulation S-K. The Company did not enter into or materially amend any material plan, contract or arrangement with Mr. Pell in connection with his appointment as Chief Executive Officer. Mr. Pell’s employment agreement is filed as exhibit 10.4 to the Form 8-K filed on July 6, 2009.

Item 7.01	Regulation FD Disclosure.

On August 13, 2013, the Company issued a press release announcing that Mr. Mendez will no longer serve as President, Chief Executive Officer, or Director of the Company and its subsidiaries effective August 31, 2013. The Company also announced Mr. Stafford’s appointment as interim Chief Executive Officer, Mr. Mills’ as President of the Company, and Mr. Pell’s as President of the Bank, all effective August 31, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 7.01, and Exhibit 99.1 hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)   The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1	Press release dated August 13, 2013

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions.  Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially.  These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	August 13, 2013	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer